Exhibit 99.1

G-III APPAREL GROUP, LTD.

G-III APPAREL GROUP, LTD. REPORTS FIRST QUARTER FISCAL 2025 RESULTS; UPDATES FISCAL 2025 OUTLOOK

●	Net Sales of $609.7 Million for the First Quarter Compared to $606.6 Million Last Year
●	First Quarter GAAP and Non-GAAP Net Income Per Diluted Share Exceed Guidance
●	Raises GAAP and Non-GAAP Net Income Per Diluted Share Guidance for Fiscal Year 2025
●	Invests in All We Wear Group (AWWG) to Accelerate European Expansion
●	Amends and Upsizes ABL Credit Facility to $700 Million and Extends Maturity to 2029

New York, New York – June 6, 2024 -- G-III Apparel Group, Ltd. (NasdaqGS: GIII) today reported results for the first quarter of fiscal 2025, ended April 30, 2024.

Morris Goldfarb, G-III’s Chairman and Chief Executive Officer, said, “We had a strong start to fiscal 2025, delivering first quarter earnings per diluted share well ahead of our expectations. Our performance was driven by double-digit increases in DKNY and Karl Lagerfeld along with a successful relaunch of Donna Karan, reflecting our commitment to investing in our owned brands and our ability to meet the ever-changing needs of our consumers. I am also excited to announce our partnership and investment in AWWG, a global fashion group and premier platform for iconic international brands, which furthers a number of our strategic priorities. Looking ahead, we remain cautiously optimistic and are reaffirming our fiscal year 2025 net sales and raising our guidance for net income per diluted share.”

Mr. Goldfarb concluded, “This morning’s announcement of the amendment and extension of our ABL credit facility further solidifies our financial position. With approximately $1 billion in cash and availability, we are well positioned to continue to invest in our brands and infrastructure to drive long-term growth and shareholder value.”

Results of Operations

First Quarter Fiscal 2025

Net sales for the first quarter ended April 30, 2024 were $609.7 million compared to $606.6 million in the prior year’s quarter. Net income for the first quarter was $5.8 million, or $0.12 per diluted share, compared to $3.2 million, or $0.07 per diluted share, in the prior year’s quarter.

Non-GAAP net income per diluted share was $0.12 for the first quarter compared to $0.13 in the same period last year. There were no non-GAAP adjustments during the first quarter of fiscal 2025. Non-GAAP net income per diluted share in the first quarter of fiscal 2024 excludes (i) expenses of $1.8 million related to the Karl Lagerfeld transaction that include incentive compensation and (ii) non-cash imputed interest expense of $1.8 million related to the note issued to seller as part of the consideration for the acquisition of Donna Karan International. The aggregate effect of these exclusions was equal to $0.06 per diluted share in last year’s first quarter.

Outlook

The Company today updated its outlook for the fiscal year ending January 31, 2025. This outlook continues to anticipate approximately $60.0 million in incremental expenses, primarily associated with the launches of Donna Karan, Nautica and Halston. Approximately 65% of these expenses are related to marketing initiatives to support the Donna Karan and DKNY brands. The remaining costs are principally related to technology and talent to expand operational capabilities.

Fiscal 2025

For fiscal 2025, the Company expects net sales of approximately $3.20 billion and net income between $170.0 million and $175.0 million, or between $3.58 and $3.68 per diluted share. This compares to net sales of $3.10 billion and net income of $176.2 million, or $3.75 per diluted share, for fiscal 2024.

Non-GAAP net income for fiscal 2025 is expected to be between $170.0 million and $175.0 million, or between $3.58 and $3.68 per diluted share. This compares to non-GAAP net income of $189.8 million, or $4.04 per diluted share, for fiscal 2024.

Full-year adjusted EBITDA for fiscal 2025 is expected to be between $295.0 million and $300.0 million compared to adjusted EBITDA of $324.1 million in fiscal 2024.

Second Quarter Fiscal 2025

For the second quarter of fiscal 2025, the Company expects net sales of approximately $650.0 million compared to $659.8 million in the same period last year. Net income is expected to be in the range of $10.0 million and $15.0 million, or $0.22 and $0.32 per share. This compares to net income of $16.4 million, or $0.35 per diluted share, in last year’s second quarter.

Non-GAAP net income for the second quarter of fiscal 2025 is expected to be between $10.0 million and $15.0 million, or between $0.22 and $0.32 per share. This compares to non-GAAP net income of $18.6 million, or $0.40 per diluted share, for the second quarter of fiscal 2024.

Non-GAAP Financial Measures

Reconciliations of GAAP net income to non-GAAP net income, GAAP net income per diluted share to non-GAAP net income per diluted share and GAAP net income to adjusted EBITDA are presented in tables accompanying the financial statements included in this release and provide useful information to evaluate the Company’s operational performance. A description of the amounts excluded on a non-GAAP basis are provided in conjunction with these tables. Non-GAAP net income, non-GAAP net income per diluted share and adjusted EBITDA should be evaluated in light of the Company’s financial statements prepared in accordance with GAAP.

About G-III Apparel Group, Ltd.

G-III Apparel Group, Ltd., a global leader in fashion with expertise in design, sourcing and marketing, owns and licenses a portfolio of over 30 preeminent brands. The Company is differentiated across unique brand propositions, product categories and consumer touch points. G-III owns ten iconic brands including,

DKNY, Karl Lagerfeld, Donna Karan and Vilebrequin, and licenses over 20 brands, including Calvin Klein, Tommy Hilfiger, Nautica, Halston and National Sports leagues, among others.

Statements concerning G-III's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, risks related to the reliance on licensed product, risks relating to G-III’s ability to increase revenues from sales of its other products, new acquired businesses or new license agreements as licenses for Calvin Klein and Tommy Hilfiger product expire on a staggered basis, reliance on foreign manufacturers, risks of doing business abroad, supply chain disruptions, risks related to acts of terrorism and the effects of war, the current economic and credit environment risks related to our indebtedness, the nature of the apparel industry, including changing customer demand and tastes, customer concentration, seasonality, risks of operating a retail business, risks related to G-III’s ability to reduce the losses incurred in its retail operations, customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, possible disruption from acquisitions, the impact on G-III’s business of the imposition of tariffs by the United States government and business and general economic conditions, including inflation and higher interest rates, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this release.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

(Nasdaq: GIII)

CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

	Three Months Ended April 30,
	2024	2023

	(Unaudited)

Net sales	$609,747	$606,589
Cost of goods sold	350,854	356,788
Gross profit	258,893	249,801

Selling, general and administrative expenses	236,621	227,961
Depreciation and amortization	8,768	6,576
Operating profit	13,504	15,264

Other (loss) income	(223)	973
Interest and financing charges, net	(5,424)	(12,151)
Income before income taxes	7,857	4,086

Income tax expense	2,305	945
Net income	5,552	3,141
Less: Loss attributable to noncontrolling interests	(250)	(95)
Net income attributable to G-III Apparel Group, Ltd.	$5,802	$3,236

Net income attributable to G-III Apparel Group, Ltd. per common share:
Basic	$0.13	$0.07
Diluted	$0.12	$0.07

Weighted average shares outstanding:
Basic	45,484	46,286
Diluted	46,734	47,442

Selected Balance Sheet Data (in thousands):	As of April 30,
	2024	2023

	(Unaudited)

Cash and cash equivalents	$508,434	$289,729
Working capital	1,140,449	983,659
Inventories	479,671	630,308
Total assets	2,565,399	2,554,483
Total debt	426,351	543,004
Operating lease liabilities	224,452	253,430
Total stockholders' equity	1,519,875	1,380,447

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(In thousands)

	Three Months Ended
	April 30, 2024	April 30, 2023

	(Unaudited)

GAAP net income attributable to G-III Apparel Group, Ltd.	$5,802	$3,236

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	1,821
Non-cash imputed interest	—	1,817
Income tax impact of non-GAAP adjustments	—	(841)

Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$5,802	$6,033

Non-GAAP net income is a “non-GAAP financial measure” that excludes in the first quarter of fiscal 2024 (i) expenses related to the Karl Lagerfeld transaction that include incentive compensation and (ii) non-cash imputed interest expense. There were no non-GAAP adjustments during the first quarter of fiscal 2025. The income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME PER SHARE TO NON-GAAP NET INCOME PER SHARE

	Three Months Ended
	April 30, 2024	April 30, 2023

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.12	$0.07

Excluded from non-GAAP:
Expenses related to Karl Lagerfeld acquisition	—	0.04
Non-cash imputed interest	—	0.04
Income tax impact of non-GAAP adjustments	—	(0.02)

Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.12	$0.13

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes in the first quarter of fiscal 2024 (i) expenses related to the Karl Lagerfeld transaction that include incentive compensation and (ii) non-cash imputed interest expense. There were no non-GAAP adjustments during the first quarter of fiscal 2025. The income tax impact of non-GAAP adjustments is calculated using the effective tax rate for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL NET INCOME TO FORECASTED AND ACTUAL ADJUSTED EBITDA

(In thousands)

			Forecasted Twelve	Actual Twelve
	Three Months Ended		Months Ended	Months Ended
	April 30, 2024	April 30, 2023	January 31, 2025	January 31, 2024

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$5,802	$3,236	$170,000 - 175,000	$176,168

Asset impairments	—	—	—	6,758
Expenses related to Karl Lagerfeld acquisition	—	1,821	—	6,115
One-time expenses primarily related to our DKNY business in China	—	—	—	3,138
Change in fair value of earnout liability	—	—	—	(1,041)
Depreciation and amortization	8,768	6,576	34,000	27,523
Interest and financing charges, net	5,424	12,151	25,000	39,595
Income tax expense	2,305	945	66,000	65,859

Adjusted EBITDA, as defined	$22,299	$24,729	$295,000 - 300,000	$324,115

Adjusted EBITDA is a “non-GAAP financial measure” which represents earnings before depreciation and amortization, interest and financing charges, net and income tax expense and excludes in fiscal 2024 (i) asset impairments, (ii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, (iii) one-time expenses, primarily related to our DKNY business in China and (iv) the gain recorded from the reduction of the earnout liability related to our acquisition of Sonia Rykiel in fiscal 2022. There are no non-GAAP exclusions for the first quarter or full year of fiscal 2025. Adjusted EBITDA is being presented as a supplemental disclosure because management believes that it is a common measure of operating performance in the apparel industry. Adjusted EBITDA should not be construed as an alternative to net income, as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP NET INCOME TO FORECASTED AND ACTUAL NON-GAAP NET INCOME

(In thousands)

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	July 31, 2024	July 31, 2023	January 31, 2025	January 31, 2024

	(Unaudited)

Net income attributable to G-III Apparel Group, Ltd.	$10,000 - 15,000	$16,438	$170,000 - 175,000	$176,168

Excluded from non-GAAP:
Asset impairments	—	—	—	6,758
Expenses related to Karl Lagerfeld acquisition	—	1,848	—	6,115
Non-cash imputed interest	—	1,086	—	3,798
One-time expenses primarily related to our DKNY business in China	—	—	—	3,138
Change in fair value of earnout liability	—	—	—	(1,041)
Income tax impact of non-GAAP adjustments	—	(786)	—	(5,137)
Non-GAAP net income attributable to G-III Apparel Group, Ltd., as defined	$10,000 - 15,000	$18,586	$170,000 - 175,000	$189,799

Non-GAAP net income is a “non-GAAP financial measure” that excludes in fiscal 2024 (i) asset impairments, (ii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, (iii) non-cash imputed interest expense, (iv) one-time expenses, primarily related to our DKNY business in China and (v) the gain recorded from the reduction of the earnout liability related to our acquisition of Sonia Rykiel in fiscal 2022. There are no non-GAAP exclusions for the second quarter or full year of fiscal 2025. The income tax impact of non-GAAP adjustments is calculated using an effective tax for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III APPAREL GROUP, LTD. AND SUBSIDIARIES

RECONCILIATION OF FORECASTED AND ACTUAL GAAP NET INCOME PER SHARE TO FORECASTED AND ACTUAL NON-GAAP NET INCOME PER SHARE

	Forecasted Three	Actual Three	Forecasted Twelve	Actual Twelve
	Months Ending	Months Ended	Months Ended	Months Ended
	July 31, 2024	July 31, 2023	January 31, 2025	January 31, 2024

	(Unaudited)

GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share	$0.22 - 0.32	$0.35	$3.58 - 3.68	$3.75

Excluded from non-GAAP:
Asset impairments	—	—	—	0.14
Expenses related to Karl Lagerfeld acquisition	—	0.04	—	0.13
Non-cash imputed interest	—	0.03	—	0.08
One-time expenses primarily related to our DKNY business in China	—	—	—	0.07
Change in fair value of earnout liability	—	—	—	(0.02)
Income tax impact of non-GAAP adjustments	—	(0.02)	—	(0.11)
Non-GAAP diluted net income attributable to G-III Apparel Group, Ltd. per common share, as defined	$0.22 - 0.32	$0.40	$3.58 - 3.68	$4.04

Non-GAAP diluted net income per common share is a “non-GAAP financial measure” that excludes in fiscal 2024 (i) asset impairments, (ii) expenses related to the Karl Lagerfeld transaction that include incentive compensation, (iii) non-cash imputed interest expense, (iv) one-time expenses, primarily related to our DKNY business in China and (v) the gain recorded from the reduction of the earnout liability related to our acquisition of Sonia Rykiel in fiscal 2022. There are no non-GAAP exclusions for the second quarter or full year of fiscal 2025. The income tax impact of non-GAAP adjustments is calculated using an effective tax for the period. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding items that are not indicative of our core business operating results. Management uses these non-GAAP financial measures to assess our performance on a comparative basis and believes that they are also useful to investors to enable them to assess our performance on a comparative basis across historical periods and facilitate comparisons of our operating results to those of our competitors. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

G-III Apparel Group, Ltd.

Company Contact:

Priya Trivedi

SVP of Investor Relations and Treasurer

(646) 473-5228

Investor Relations Contact:

Tom Filandro

ICR, Inc.

(646) 277-1235

Company Media Contact:

Andrew Blecher

andrew.blecher@g-iii.com